LanzaTech Announces First Quarter 2025 Financial Results

CHICAGO, IL (May 19, 2025) – LanzaTech Global, Inc. (NASDAQ: LNZA) (“LanzaTech” or the “Company”), a carbon management solutions company, today reported its financial and operating results for the first quarter of 2025.

Key Takeaways:
•Reported total revenue of $9.5 million for the first quarter of 2025 as compared to $10.2 million for the first quarter of 2024. The year-over-year decrease was driven primarily by lower revenues in the biorefining and Joint Development Agreement (“JDA”) & Contract Research businesses, which was largely offset by a significant increase in CarbonSmart™ revenue.
•Continued to shift the Company's core operations from research and development to the global deployment of LanzaTech's commercially proven technology, with incremental actions being taken to sharpen the business focus, streamline operations, and improve the Company's cost structure.
•Closed $40 million of preferred equity capital in May of 2025; however, after completing its assessment as required by Generally Accepted Accounting Principles ("GAAP"), management has concluded that its continuing actions such as ongoing liquidity initiatives, together with the terms of the preferred capital, and the execution of cost reduction plans, do not alleviate substantial doubt about the Company’s ability to continue as a going concern.

First Quarter 2025 Financial Results
The table below outlines key results for the first quarter of 2025:

All amounts in millions ($)	Three Months Ended March 31,
	2025	2024
Revenue	$9.5	$10.2
Cost of revenue	7.5	6.8
Gross Profit	2.0	3.4
Operating expenses	33.0	29.6
Net loss	(19.2)	(25.5)
Adjusted EBITDA loss (1)	$(30.5)	$(22.1)
(1)See “Non-GAAP Financial Measures” and “Reconciliations of GAAP Net Loss to Adjusted EBITDA” sections herein for an explanation and reconciliations of non-GAAP measures used throughout this release.

Revenue
•Reported total revenue of $9.5 million for the first quarter of 2025 as compared to total revenue of $10.2 million for the first quarter of 2024. The decrease was driven primarily by lower biorefining and JDA & Contract Research revenues year-over-year, which were offset by a significant increase in CarbonSmart revenue:

•Biorefining revenue for the first quarter of 2025 was $2.9 million as compared to $5.0 million for the first quarter of 2024. The year-over-year decrease was driven primarily by the first quarter of 2024 benefiting from engineering and other services contracts with existing customers which have since reached the completion of their current development phase.
•JDA & Contract Research revenue for the first quarter of 2025 was $2.4 million as compared to $4.3 million for the first quarter of 2024. The year-over-year decline was attributable to the completion of certain government projects during 2024, compounded by a period of downtime prior to new projects commencing.
•CarbonSmart revenue for the first quarter of 2025 was $4.2 million as compared to $0.9 million for the first quarter of 2024. The year-over-year increase was attributable to incremental direct fuel sales as a result of establishing licensing arrangements, identifying partners, and developing supply chain infrastructure during the third quarter of 2024.
Cost of Revenue
•For the first quarter of 2025, the cost of revenue was $7.5 million as compared to $6.8 million for the first quarter of 2024. The year-over-year increase was driven in part by a change in revenue mix related to a rise in revenue generated by CarbonSmart, which is a lower margin business as compared to biorefining and JDA & Contract Research. Additionally, the biorefining business experienced margin contraction during the first quarter of 2025 as compared to the same period in 2024 as a result of customer mix.
Operating Expenses
•For the first quarter of 2025, operating expenses were $33.0 million as compared to $29.6 million for the first quarter of 2024. The year-over-year increase was primarily driven by incremental costs associated with sharpening the business focus, streamlining operations, and evaluating strategic options.
Net Loss
•For the first quarter of 2025, net losses were $19.2 million as compared $25.5 million for the first quarter of 2024. Net loss decreased year-over-year primarily as a result of a $17.9 million non-cash gain on financial instruments being recorded in the first quarter of 2025, that was partially offset by expenses incurred associated with evaluating strategic options and a $6.5 million non-cash loss recorded related to equity method investees.
Adjusted EBITDA Loss
•For the first quarter of 2025, adjusted EBITDA loss was $30.5 million as compared to $22.1 million for the first quarter of 2024. The increase in adjusted EBITDA loss year-over-year was primarily attributable to higher selling, general and administrative expenses as a result of evaluating strategic options, along with lower revenue and higher cost of sales period-over-period.

Balance Sheet and Liquidity
As of March 31, 2025, LanzaTech had $23.4 million in total cash, restricted cash, and investments, compared to total cash of $58.1 million at the end of December 31, 2024. The Company subsequently closed $40 million of preferred equity capital in May of 2025.

About LanzaTech
LanzaTech Global, Inc. (NASDAQ: LNZA) is the carbon recycling company transforming waste carbon into sustainable fuels, chemicals, materials, and protein. Using its biorecycling technology, LanzaTech captures carbon generated by energy-intensive industries at the source, preventing it from being emitted into the air. LanzaTech then gives that captured carbon a new life as a clean replacement for virgin fossil carbon in everything from household cleaners and clothing fibers to packaging and fuels. For more information about LanzaTech, please visit https://lanzatech.com.

Forward Looking Statements
This press release includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of LanzaTech. These statements are based on the beliefs and assumptions of LanzaTech’s management. Although LanzaTech believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, LanzaTech cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. The forward-looking statements are based on projections prepared by, and are the responsibility of, LanzaTech’s management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside LanzaTech’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements, including the Company's ability to continue operations as a going concern; the Company’s ability to obtain the stockholder approvals necessary to consummate the subsequent equity financing contemplated by the Series A Convertible Senior Preferred Stock Purchase Agreement, dated May 7, 2025; the Company’s ability to attract new investors and raise substantial additional financing to fund its operations and/or execute on its other strategic options; the Company’s ability to regain compliance with the listing rules of Nasdaq and maintain the listing of its securities on Nasdaq; and the Company’s ability to achieve profitability. LanzaTech may be adversely affected by other economic, business, or competitive factors, and other risks and uncertainties, including those described under the header “Risk Factors” in its Form 10-K for the year ended December 31, 2024, its Form 10-Q for the quarter ended March 31, 2025 and in future SEC filings. New risk factors that may affect actual results or outcomes emerge from time to time and it is not possible to predict all such risk factors, nor can LanzaTech assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to LanzaTech or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. LanzaTech undertakes no obligations to update or revise publicly any forward-looking statements.

Non-GAAP Financial Measures
To supplement our financial statements presented in accordance with US GAAP and to provide investors with additional information regarding our financial results, we have presented adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA is not based on any standardized methodology prescribed by US GAAP and is not necessarily comparable to similarly titled measures presented by other companies.

We define adjusted EBITDA as our net loss, excluding the impact of depreciation, interest income, net, stock-based compensation expense, change in fair value of warrant liabilities, change in fair value of Brookfield SAFE liabilities, loss on Brookfield SAFE extinguishment, change in fair value of the FPA Put Option and Fixed Maturity Consideration liabilities, change in fair value of our outstanding convertible note and related transaction costs, change in fair value of Brookfield Loan and(loss) gain from equity method investees. We monitor adjusted EBITDA because it is a key measure used by our management and Board of Directors to understand and evaluate our operating performance, to establish budgets, and to develop operational goals for managing our business. We believe adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of certain expenses that we include in net loss. Accordingly, we believe adjusted EBITDA provides useful information to investors, analysts, and others in understanding and evaluating our operating results and enhancing the overall understanding of our past performance and future prospects.
Adjusted EBITDA is not prepared in accordance with US GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with US GAAP. There are a number of limitations related to the use of adjusted EBITDA rather than net loss, which is the most directly comparable financial measure calculated and presented in accordance with US GAAP. For example, adjusted EBITDA: (i) excludes stock-based compensation expense because it is a significant non-cash expense that is not directly related to our operating performance; (ii) excludes depreciation expense and, although this is a non-cash expense, the assets being depreciated and amortized may have to be replaced in the future; (iii) excludes gain or losses on equity method investee; and (iv) excludes certain income or expense items that do not provide a comparable measure of our business performance. In addition, the expenses and other items that we exclude in our calculations of adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from adjusted EBITDA when they report their operating results. In addition, other companies may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison.

LANZATECH GLOBAL INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except share and per share data)

	March 31,	December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$13,778	$43,499
Held-to-maturity investment securities	7,411	12,374
Trade and other receivables, net of allowance	9,058	9,456
Contract assets	13,267	18,975
Other current assets	14,157	15,030
Total current assets	57,671	99,334
Property, plant and equipment, net	20,225	22,333
Right-of-use assets	28,482	26,790
Equity method investment	—	4,363
Equity security investment	14,990	14,990
Other non-current assets	4,467	6,873
Total assets	$125,835	$174,683
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$6,434	$5,289
Other accrued liabilities	7,506	8,876
Warrants	549	3,531
Fixed Maturity Consideration and current FPA Put Option liability	4,123	4,123
Contract liabilities	5,291	6,168
Accrued salaries and wages	2,451	2,302
Current lease liabilities	166	158
Total current liabilities	26,520	30,447
Non-current lease liabilities	30,144	30,619
Non-current contract liabilities	5,433	5,233
FPA Put Option liability	30,015	30,015
Brookfield SAFE liability	—	13,223
Brookfield Loan liability	18,416	—
Convertible Note	15,969	51,112
Other long-term liabilities	512	587
Total liabilities	127,009	161,236

Shareholders’ Equity
Common stock, $0.0001 par value, 600,000,000 and 600,000,000 shares authorized; 197,897,580 and 194,915,711 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	19	19
Additional paid-in capital	983,991	981,638
Accumulated other comprehensive income	3,648	1,393
Accumulated deficit	(988,832)	(969,603)
Total shareholders’ equity	(1,174)	13,447
Total liabilities and shareholders' equity	$125,835	$174,683

LANZATECH GLOBAL INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except share and per share data)

	Three Months Ended March 31,
	2025	2024
Revenues:
Contracts with customers and grants	$3,057	$6,250
CarbonSmart product sales	4,204	863
Collaborative arrangements	1,050	2,223
Related party transactions	1,172	908
Total revenues	9,483	10,244
Costs and operating expenses:
Contracts with customers and grants(1)	2,902	4,998
CarbonSmart product sales(1)	4,136	919
Collaborative arrangements(1)	461	796
Related party transactions(1)	14	57
Research and development expense	16,494	17,061
Depreciation expense	781	1,530
Selling, general and administrative expense	15,748	11,037
Total cost and operating expenses	40,536	36,398
Loss from operations	(31,053)	(26,154)
Other income (expense):
Interest income, net	438	1,148
Other income, net	17,918	179
Total other income, net	18,356	1,327
Loss before income taxes	(12,697)	(24,827)
Income tax expense	—	—
Loss from equity method investees, net	(6,532)	(681)
Net loss	$(19,229)	$(25,508)

Other comprehensive loss:
Changes in credit risk of fair value instruments	2,696	—
Foreign currency translation adjustments	(441)	42
Comprehensive loss	$(16,974)	$(25,466)

Net loss per common share - basic and diluted	$(0.10)	$(0.13)
Weighted-average number of common shares outstanding - basic and diluted	196,514,267	196,974,508
(1)exclusive of depreciation

LANZATECH GLOBAL INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Three Months Ended March 31,
	2025	2024
Cash Flows From Operating Activities:
Net loss	$(19,229)	$(25,508)
Adjustments to reconcile net loss to net cash used in operating activities:
Share-based compensation expense	2,280	2,529
Gain on change in fair value of SAFE and warrant liabilities	(2,932)	(13,277)
Loss on Brookfield SAFE extinguishment	6,216	—
Loss on change in fair value of the Brookfield Loan	11,426	—
Loss on change in fair value of the FPA Put Option and the Fixed Maturity Consideration liabilities	—	13,045
Gain on change in fair value of Convertible Note	(35,143)	—
Provisions for losses on trade and other receivables, net of recoveries	126	—
Depreciation of property, plant and equipment	781	1,530
Amortization of discount on debt security investment	(37)	(360)
Non-cash lease expense	490	496
Non-cash recognition of licensing revenue	(1,108)	(641)
Loss from equity method investees, net	6,532	681
Unrealized (Gain)/Loss on net foreign exchange	275	(224)
Changes in operating assets and liabilities:
Accounts receivable, net	240	645
Contract assets	5,837	(1,029)
Accrued interest on debt investment	32	(177)
Other assets	895	(3,012)
Accounts payable and accrued salaries and wages	1,171	(2,207)
Contract liabilities	463	616
Operating lease liabilities	(467)	(485)
Other liabilities	1,051	(911)
Net cash used in operating activities	(21,101)	(28,289)
Cash Flows From Investing Activities:
Purchase of property, plant and equipment	(713)	(1,480)
Proceeds from maturity of debt securities	5,000	10,700
Net cash provided by investing activities	4,287	9,220
Cash Flows From Financing Activities:
Proceeds from issue of equity instruments of the Company	—	234
Repurchase of equity instruments of the Company	—	(48)
Partial settlement of the Brookfield Loan	(12,500)	—
Net cash (used in)/provided by financing activities	(12,500)	186
Effects of currency translation on cash, cash equivalents and restricted cash	(389)	48
Net decrease in cash, cash equivalents and restricted cash	(29,703)	(18,835)
Cash, cash equivalents and restricted cash at beginning of period	45,737	76,284
Cash, cash equivalents and restricted cash at end of period	$16,034	$57,449
Supplemental disclosure of non-cash investing and financing activities:
Acquisition of property, plant and equipment under accounts payable	255	141
Extinguishment of the Brookfield SAFE	13,274	—
Issuance of the Brookfield Loan	(19,490)	—

LANZATECH GLOBAL INC
Reconciliation of GAAP Net Loss to Adjusted EBITDA
(In thousands)

Unaudited

	Three Months Ended March 31,
	2025	2024
Net Loss	$(19,229)	$(25,508)
Depreciation	781	1,530
Interest income, net	(438)	(1,148)
Stock-based compensation expense and change in fair value of Brookfield SAFE and warrant liabilities (1)	(652)	(10,748)
Loss on Brookfield SAFE extinguishment	6,216	—
Change in fair value of the FPA Put Option and Fixed Maturity Consideration liabilities (net of interest accretion reversal)	—	13,045
Change in fair value of Convertible Note and related transaction costs	(35,143)	—
Change in fair value of Brookfield Loan	11,426	—
Loss from equity method investees, net	6,532	681
Adjusted EBITDA	$(30,507)	$(22,148)
(1)Stock-based compensation expense represents expense related to equity compensation plans.

Investor Relations Contact
Kate Walsh
VP, Investor Relations & Tax
Investor.Relations@lanzatech.com